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                                                                  EXHIBIT 10.5.7

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER


         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is made and entered into as of the 30th day of May, 2000, by and between EDUTREK INTERNATIONAL, INC., a Georgia corporation ("Borrower"), the undersigned Guarantors party hereto (the "Guarantors"; Borrower and the Guarantors are individually a "Credit Party" and collectively the "Credit Parties"), and FIRST UNION NATIONAL BANK ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender are a party to that certain Credit Agreement, dated as of March 25, 1999, as amended by a First Amendment to Credit Agreement dated May 27, 1999, by a Second Amendment to Credit Agreement and Waiver dated August 16, 1999, by a Third Amendment to Credit Agreement dated August 27, 1999, by a Fourth Amendment to Credit Agreement and Waiver dated November 11, 1999, by a Fifth Amendment to Credit Agreement and Waiver dated December 23, 1999, and by a Sixth Amendment to Credit Agreement dated as of February 9, 2000 (as amended, the "Credit Agreement"), pursuant to which Lender made available to Borrower a $10,000,000 revolving line of credit pursuant to the Facility A Commitment and a line of credit providing a maximum availability of $4,350,000 pursuant to the Facility B Commitment; and

         WHEREAS, Borrower seeks to enter into a letter of intent with Sylvan Learning Systems, Inc., a Maryland corporation, for the future acquisition of the London campus of American InterContinental University, which is owned entirely by The American College In London, Limited ("American College London") and/or EduTrek Systems, Inc. Pursuant to the terms of such letter agreement, SLS has agreed to provide $5,000,000 in working capital to EduTrek pending the development of a structure for the acquisition and the completion of due diligence and documentation of the proposed acquisition; provided that SLS receives a lien on the assets of (including without limitation any shares of stock and limited liability company interests held by) Borrower and the Guarantors that is pari passu with Lender's lien in such assets.

         WHEREAS, Lender consents to the granting to SLS of a lien pari passu with Lender on the assets of the Borrower and the stock and assets of the Guarantors, provided that SLS enter into an intercreditor agreement in form and consent satisfactory to Lender;

         WHEREAS, Borrower has requested that Lender enter into this Amendment to amend the negative covenants respecting indebtedness, liens and asset sales, and to make certain other modifications to the terms and conditions in the Credit Agreement; and


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         WHEREAS, Lender is willing to agree to such amendments and modifications upon the terms set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions contained herein, the Credit Agreement is hereby amended as follows:

                  2.1. NEW DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definitions:

                           "Seventh Amendment" shall mean that certain Seventh
                  Amendment to Credit Agreement and Waiver, dated as of May 30, 2000, between Borrower and Lender.

                           "Seventh Amendment Effective Date" shall mean that
                  date on which all of the conditions precedent set forth in
                  Section 6 of the Seventh Amendment have been satisfied and the Seventh Amendment has become effective.

                           "SLS" shall mean Sylvan Learning Systems, Inc., a
                  Maryland corporation.

                           "SLS Guaranty" shall mean that certain Guaranty
                  Agreement dated as of May 30, 2000, executed by the Subsidiaries in favor of SLS.

                           "SLS Loan Documents" shall mean the SLS Note, SLS
                  Guaranty, SLS Pledge Agreement, SLS Security Agreement, SLS Trademark Security Agreements, and all financing statements, certificates and stock powers related thereto.

                           "SLS Note" shall mean that certain Promissory Note
                  dated May 30, 2000 in the principal amount of Five Million United States Dollars (US$5,000,000), executed by Borrower in favor of SLS.

                           "SLS Obligations" shall mean the indebtedness and
                  obligations of Borrower and Guarantors under the SLS Note, the SLS Pledge Agreement or the SLS Security Agreement.


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                           "SLS Pledge Agreement" shall mean that certain Pledge
                  and Security Agreement dated as of May 30, 2000, executed by Borrower and the Guarantors party thereto as security for the SLS Obligations.

                           "SLS Security Agreement" shall mean that certain
                  Security Agreement dated as of May 30, 2000, executed by Borrower and the Guarantors as security for the SLS Obligations.

                           "SLS Trademark Security Agreements" shall mean those
                  certain Conditional Assignment and Trademark Security Agreements each dated as of May 30, 2000, executed by EduTrek Systems, Inc. and American InterContinental University, Inc., respectfully, in favor of SLS as security for the SLS Obligations.

                  2.2. REPAYMENT OF LOANS. The Credit Agreement is hereby further amended by deleting Section 2.3 thereof in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

                           (a) Repayment of Facility A Loans. The Borrower shall repay the outstanding principal amount of all Facility A Loans in full, together with all accrued but unpaid interest thereon, on the earlier to occur of (i) the Termination Date and (ii) that date which is thirty (30) days after Lender delivers to Borrower a demand for payment so long as such demand is delivered on or after September 30, 2000.

                           (b) Repayment of Facility B Loans. The Borrower shall repay the outstanding principal amount of all Facility B Loans in full, together with all accrued but unpaid interest thereon, on the Facility B Termination Date.

                           (c) Optional Repayments. The Borrower may at any time and from time to time repay the Loans, in whole or in part, upon delivery of notice, in the form attached hereto as Exhibit D (a "Notice of Prepayment") specifying the date and amount of repayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of at least $100,000 or a whole multiple of $10,000 in excess thereof.

                  2.3. REPAYMENT OF FACILITY B LOANS. The Credit Agreement is hereby further amended by deleting subsection (c) of Section 2.5 thereof in its entirety and substituting in lieu thereof a new subsection (c) to read as follows:

                           (c) The Facility B Commitment shall reduce to zero on the Facility B Termination Date.


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                  2.4.     LIMITATIONS ON DEBT. The Credit Agreement is hereby
         further amended by amending Section 10.1 to add the word "and" after the semicolon at the end of subsection (d) thereof and a new subsection
         (e) thereto to read as follows:

                           (e)      Debt evidenced by the SLS Note.

                  2.5. LIMITATIONS ON LIENS. The Credit Agreement is hereby further amended by amending Section 10.2 to add the word "and" after the semicolon at the end of subsection (f) thereof and a new subsection
         (g) thereto to read as follows:

                           (g)      Liens securing the SLS Obligations.

                  2.6. LIMITATIONS ON ASSET SALES. The Credit Agreement is hereby further amended by amending Section 10.5 to add the word "and" after the semicolon at the end of subsection (d) thereof and a new subsection (e) thereto to read as follows:

                           (e) the future acquisition by SLS of the assets comprising the business owned by, or the stock of, The American College In London, Limited and/or EduTrek Systems, Inc.

                  2.7. FORM OF NOTICE OF PREPAYMENT. The Credit Agreement is hereby further amended by deleting Exhibit D attached thereto, and substituting in lieu thereof a new Exhibit D in the form of Attachment 1 hereto.

                  2.8. SCHEDULES. The Credit Agreement is hereby further amended by deleting Schedules 6.1(a), 6.1(b) and 6.1(g) attached thereto, and substituting in lieu thereof new Schedules 6.1(a), 6.1(b) and 6.1(g) in the form of Attachment 2 hereto.

         3. WAIVER. Effective on the Seventh Amendment Effective Date, Lender hereby waives the Default or Event of Default created by the change of the corporate name of American College in London, Ltd., U.S. to American InterContinental University-London, LTD. U.S. without having provided prior written notice of such name change to Lender.

         4. APPLICATION OF PREPAYMENTS. Borrower and each Guarantor acknowledges and agrees that, in accordance with the terms of that certain Intercreditor Agreement dated as of even date herewith between Lender and SLS, in the event of any prepayment of any principal of the Loans pursuant to Section 2.3(c) of the Credit Agreement or pursuant to Section 2.5(d) of the Credit Agreement in connection with a reduction of the Commitment pursuant to Section 2.5(a) of the Credit Agreement, (a) the amount of such principal prepayment shall not be fully applied to the Obligations but shall be applied partially to the Obligations and partially to the SLS Obligations in accordance with the terms of Section 10 of the Intercreditor Agreement and (b) in the event of any prepayment of any principal of the Loans required by Section 2.5(d) of the Credit Agreement in connection with a reduction of the Commitment pursuant to
Section 2.5(a) of the Credit Agreement, such prepayment shall be in an amount such that, giving effect to such reduction of the


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Commitment and to the the application of such prepayment in accordance with the preceding clause (a) and with Section 10 of the Intercreditor Agreement, the aggregate principal amount of the Loans is not greater than the Commitment.

         5. ARRANGEMENT FEES. In consideration of Lender entering into this Amendment, Borrower hereby agrees to pay the following fixed arrangement fee to Lender in lieu of any previous fixed or contingent arrangement fees (other than any fees set forth in Section 4.2 of the Credit Agreement): Borrower agrees to pay a fixed arrangement fee equal to $1,150,000 payable on the later to occur of (a) the Facility B Termination Date and (b) the Termination Date. Borrower and each Guarantor hereby acknowledges and agrees that such fee has been fully earned by Lender, is non-refundable, and is irrevocably payable on the due date thereof without offset, deduction or counterclaim.

         6. CONDITIONS PRECEDENT. The amendments contained herein shall not become effective unless and until the Lender shall have received each of the following instruments, documents and agreements, in each case in form and content acceptable to Lender:

                  (a) this Amendment, duly executed and delivered by the Borrower and each Guarantor;

                  (b) an Intercreditor Agreement duly executed and delivered by SLS and acknowledged by the Borrower and each Guarantor;

                  (c) UCC-3 statements of amendment and UCC-1 financing statements reflecting the name change referenced in Section 3 above and such other changes as Lender shall reasonably request;

                  (d) an Omnibus Amendment to Loan Documents duly executed and delivered by the Borrower and each Subsidiary which updates and replaces the schedules to the Security Documents;

                  (e) a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Lender, to the effect that all representations and warranties of the Borrower contained in the Credit Agreement, this Amendment and the other Loan Documents are true, correct and complete; that giving effect to this Amendment the Borrower is not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; and that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

                  (f) a certificate of the secretary or assistant secretary of each Credit Party certifying that (i) the certificate or articles of incorporation and by-laws of such Credit Party, or the comparable organizational documents of such Credit Party, have not been amended, modified or supplemented since the Closing Date and (ii) attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Amendment and


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         the other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith to which it is a party (collectively, the "Amendment Documents"), and ratifying the execution and delivery of this Amendment; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Amendment Documents to which it is a party;

                  (g)      Lender's attorneys' fees and expenses
         incurred in connection with this Amendment; and

                  (h) such other instruments, documents and agreements as the Lender may reasonably request.

         7. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Each Credit Party hereby jointly and severally represent and warrant to the Lender that (a) all of Credit Parties' representations and warranties contained in the Credit Agreement, the other Loan Documents and this Amendment are true and correct on and as of the date of this Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) except, in the case of the representation set forth in Section 6.1(q) of the Credit Agreement, as reflected in the Borrower's interim financial statements for the period ending March 31, 2000 and except the name change referenced in Section 3 of this Agreement; (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document except any Default or Event of Default waived under Section 3 of this Agreement; (c) each Credit Party has the power and authority to enter into this Amendment and the other Amendment Documents to which it is a party and to perform all of its obligations hereunder and thereunder; (d) the execution, delivery and performance of this Amendment and the Amendment Documents have been duly authorized by all necessary corporate or partnership action on the part of each Credit Party; (e) this Amendment and the Amendment Documents are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies; and (f) the execution and delivery of this Amendment and the Amendment Documents and performance thereof by the Credit Parties do not and will not violate the Certificate or Articles of Incorporation, By-laws or other organizational documents of any Credit Party and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to any Credit Party or its properties.

         8. REAFFIRMATION OF LOAN DOCUMENTS. Each Credit Party hereby reaffirms its obligations under the Loan Documents, and acknowledges and agrees that each of the Loan Documents to which such Credit Party is a party, and the obligations of such Credit Party thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of this Amendment or of any prior amendment to the Credit Agreement or any other Loan Document.


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         9.       REFERENCES. All references in the Credit Agreement and the
Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         10. LIMITATION OF AGREEMENT. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         12. FURTHER ASSURANCES. Borrower agrees to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

         15. NO CLAIM. Each Credit Party hereby represents, warrants, acknowledges and agrees to and with the Lender that as of the date hereof (a) such Credit Party neither holds nor claims any right of action, claim, cause of action or damages, either at law or in equity, against the Lender, its officers, directors, agents, employees or Affiliates, or any of them, which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the Loan Documents or which are based upon acts or omissions of the Lender, any such officer, director, agent, employee or Affiliate of Lender, or any of them, in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.

                             CREDIT PARTIES:

                             BORROWER:

                             EDUTREK INTERNATIONAL, INC.


                             By:
                                 ----------------------------------------------
                                 R. Steven Bostic
                                 Chairman of the Board and
                                 Chief Executive Officer


                             Attest:
                                     ------------------------------------------
                                     David J. Horn
                                     Secretary and Chief Financial Officer

                                                        [CORPORATE SEAL]


                       (signatures continued on next page)


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                   (signatures continued from previous page)

                         GUARANTORS:

[CORPORATE SEAL]         EDUTREK SYSTEMS, INC.


                         By:
                             --------------------------------------------------
                             R. Steven Bostic
                             Chief Executive Officer

[CORPORATE SEAL]         AMERICAN INTERCONTINENTIAL
                         UNIVERSITY, INC.


                         By:
                             --------------------------------------------------
                             R. Steven Bostic
                             Chief Executive Officer

[CORPORATE SEAL]         AMERICAN INTERCONTINENTAL UNIVERSITY-
                         LONDON, LTD. U.S.


                         By:
                             --------------------------------------------------
                             R. Steven Bostic
                             Chief Executive Officer

[CORPORATE SEAL]         AMERICAN EUROPEAN MIDDLE EAST
                         CORPORATION, LLC


                         By: American InterContinental University-London,
                             LTD. U.S.


                             By:
                                 ----------------------------------------------
                                 R. Steven Bostic
                                 Chief Executive Officer


                       (signatures continued on next page)


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                    (signatures continued from previous page)

                             LENDER:

                             FIRST UNION NATIONAL BANK


                             By:
                                 ----------------------------------------------
                                 Frank Darrow
                                 Vice President


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                                  Attachment 1

                                                                    EXHIBIT D TO
                                                                CREDIT AGREEMENT

                              NOTICE OF PREPAYMENT



First Union National Bank,
999 Peachtree Street
Atlanta, Georgia  30309

Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you by EduTrek International, Inc., a Georgia corporation (the "Borrower"), under Section 2.3(c) of the Credit Agreement dated as of March 25, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and between Borrower and First Union National Bank (the "Lender").

         1. The Borrower hereby provides irrevocable notice to the Lender that it will repay the Facility A Loans in the amount of $_______________ on ____________, 2000.

         2. The Borrower hereby provides irrevocable notice to the Lender that it will repay the Facility B Loans in the amount of $_______________ on ____________, 2000.

         3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ___ day of ___________, 200_.

                                     EDUTREK INTERNATIONAL, INC.

[CORPORATE SEAL]


                                     By:
                                         --------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            -----------------------------------


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                                  Attachment 2

             Schedules 6.1(a), 6.1(b) and 6.1(g) to Credit Agreement

                                 (see attached)